UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

ChoiceOne Financial Services Inc
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)
109 East Division Sparta, Michigan (Address of Principal Executive Offices)		49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2021, Paul L. Johnson tendered his retirement from the Board of Directors of ChoiceOne Financial Services, Inc. ("ChoiceOne"), effective as of December 25, 2021, in accordance with ChoiceOne's mandatory retirement requirement for members of the Board of Directors. There is no disagreement between ChoiceOne and Mr. Johnson known to an executive officer of ChoiceOne, as defined in 17 CFR 240.3b-7, on any matter relating to ChoiceOne's operations, policies or practices.

Mr. Johnson currently serves as the Chairman of the Board of ChoiceOne. On December 1, 2021, Jack G. Hendon was appointed as Chairman of the Board of ChoiceOne effective December 25, 2021, to fill the vacancy created by Mr. Johnson’s retirement.

On December 1, 2021, Bradley F. McGinnis was appointed to the Board of Directors of ChoiceOne, effective as of December 25, 2021, to fill the vacancy created by the retirement of Mr. Johnson, for a term that will expire at ChoiceOne's annual meeting of shareholders held in 2024.

Mr. McGinnis is the owner and president of MegaWall Corporation located in Comstock Park, Michigan, and currently serves as a member of the ChoiceOne Bank Board of Directors and as a member of ChoiceOne Bank's Executive and Loan Review Committee and Asset/Liability and Risk Committee. Mr. McGinnis previously served as a member of ChoiceOne's Board of Directors from October 2018 until ChoiceOne's merger with County Bank Corp. in October 2019.

Mr. McGinnis is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no agreement, arrangement or understanding pursuant to which Mr. McGinnis was selected as a director. Mr. McGinnis will be entitled to receive compensation for his services as director consistent with the compensation paid to other directors as described in the Proxy Statement for ChoiceOne's 2021 annual meeting of shareholders.

Item 7.01	Regulation FD Disclosure

On December 6, 2021, ChoiceOne issued the press release furnished with this Form 8-K as Exhibit 99.1. Exhibit 99.1 is furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Press Release. This Exhibit is furnished to, and not filed with, the Commission.

***

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 6, 2021	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer